SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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World Funds Trust
(Name of Registrant as Specified in Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than Registrant)

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WORLD FUNDS TRUST
Union Street Partners Value Fund

8730 Stony Point Parkway, Suite 205
Richmond, VA 23235
Toll Free: 800-673-0550

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
To Be Held March 31, 2011

Dear Shareholders:

The Board of Trustees of the World Funds Trust (the “Trust”) is holding a special meeting (“Special Meeting”) of shareholders of the Union Street Partners Value Fund (the “Fund”), a series portfolio of the Trust, on Thursday, March 31, 2011 at 10:00 a.m., Eastern Time.  The meeting will be held at the offices of the Trust’s Administrator, Commonwealth Shareholder Services, located at 8730 Stony Point Parkway, Suite 205, Richmond, VA 23235.

The Special Meeting is being held for the following purposes:

1.	To approve a new Investment Advisory Agreement with Union Street Partners, LLC.

2.	To approve a new Sub-Advisory Agreement with McGinn Investment Management, Inc.

3.	To transact such other business as may properly come before the Special Meeting or any adjournments or postponements thereof.

The Trust’s Board of Trustees has carefully reviewed the proposals and recommends that you vote “FOR” the proposals.

The Trust has fixed the close of business on February 15, 2011 as the record date for determining shareholders entitled to notice of and to vote at the Special Meeting.  Each share of the Fund is entitled to one vote and a proportionate fractional vote for each fractional share held.  You are cordially invited to attend the Special Meeting.  If you are unable to attend the Special Meeting, please complete, date, sign and return the enclosed proxy card in the enclosed postage paid return envelope or by facsimile.  It is very important that you return your signed proxy card promptly so that a quorum may be ensured and the costs of further solicitations avoided.  As always, we thank you for your confidence and support.

By Order of the Trust,
__________________
John Pasco III
President and Director of Commonwealth Shareholder Services, the Trust’s Administrator
March 1, 2011

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON MARCH 31, 2011:  This Notice, Proxy Statement and the Fund’s most recently Annual Report to shareholders, if any, are available on the internet at www.theworldfundstrust.com.

WORLD FUNDS TRUST
Union Street Partners Value Fund

8730 Stony Point Parkway, Suite 205
Richmond, VA 23235
Toll Free: 800-673-0550

____________

PROXY STATEMENT
____________

SPECIAL MEETING OF SHAREHOLDERS

To Be Held March 31, 2011

____________

Introduction

The World Funds Trust (the “Trust”) has called a special meeting (the “Special Meeting”) of the shareholders of the Union Street Partners Value Fund (the “Fund”), a series portfolio of the Trust, in order to seek shareholder approval of two proposals relating to the Fund.  The Special Meeting will be held at the offices of the Trust’s Administrator, Commonwealth Shareholder Services, Inc., 8730 Stony Point Parkway, Suite 205, Richmond, VA 23235 at 10:00 a.m., Eastern Time, on Thursday, March 31, 2011.  This Proxy Statement and form of proxy are being mailed to shareholders of record on or about March 1, 2011.  If you expect to attend the Special Meeting in person, please call the Trust at 1-800-673-0550 to inform them of your intentions.

Items for Consideration

The Special Meeting has been called by the Board of Trustees of the Trust for the following purposes:

1.	To approve a new Investment Advisory Agreement with Union Street Partners, LLC.

2.	To approve a new Sub-Advisory Agreement with McGinn Investment Management, Inc.

3.	To transact such other business as may properly come before the Special meeting or any adjournments or postponements thereof.

Only shareholders of record at the close of business on February 15, 2011 (the “Record Date”) are entitled to notice of, and to vote at, the Special Meeting and any adjournments or postponements thereof.

At your request, the Trust will send you a free copy of the most recent audited annual report for the Fund, and the most recent subsequent semi-annual report, if any.  Please call the Trust at 1-800-673-0550 or write to 8730 Stony Point Parkway, Suite 205, Richmond, VA 23235 to request an annual and/or semi-annual report, or with any questions you may have relating to the Proxy Statement.

PROPOSAL I

APPROVAL OF A NEW INVESTMENT ADVISORY AGREEMENT BETWEEN THE TRUST AND UNION STREET PARTNERS, LLC

Background

The purpose of Proposal I is to approve Union Street Partners, LLC (“Union Street”) as the new investment adviser to the Fund.  The Fund’s current investment adviser is McGinn Investment Management, Inc.  (“McGinn”).  Union Street and McGinn are affiliated advisory entities.  McGinn and Shawn P. McLaughlin (“McLaughlin”) each own 50% of Union Street.  As discussed below in Proposal II, shareholders are also being asked to approve McGinn as the investment sub-adviser to the Fund.

The proposed changes in investment advisory structure for the Fund are being made as a result of internal restructuring of the asset management businesses of McGinn and a joint venture with McLaughlin to form Union Street.  It is anticipated that the combined resources of McLaughlin and McGinn working through Union Street will have the effect of increasing assets due to greater marketing capabilities and thus potentially lowering the Fund’s expenses, facilitating management of the Fund’s cash flows and increasing the efficiency of portfolio management in terms of trade execution and the ability to obtain better pricing of the Fund’s purchases and sales of securities.  These proposed changes do not affect the overall management fee payable by the Fund nor do they affect the investment advisory personnel responsible for managing the Fund’s investments or any other aspect of the Fund’s day-to-day operations.  Mr. Bernard F. McGinn will continue to serve as the portfolio manager to the Fund.

In order for Union Street to act as investment adviser to the Fund, Union Street must enter into an investment advisory agreement with the Trust on behalf of the Fund.  The Investment Company Act of 1940, as amended (the “1940 Act”), requires that management agreements, including sub-advisory agreements, be approved by a vote of a majority of the outstanding shares of the Fund.  Therefore, shareholders are being asked to approve the proposed investment advisory agreement (the “New Agreement”) with Union Street.  If approved by shareholders, the effective date of the New Agreement would be March 31, 2011.

Union Street is a privately-held investment advisory firm located at 201 North Union Street, Suite 100, Alexandria, Virginia 22314 and is registered as an investment adviser with the Securities and Exchange Commission.

At a meeting on February 15, 2011, the Trustees approved the New Agreement for the Fund subject to shareholder approval.

Proposal II, described below, is contingent on the approval of Proposal I.  Should shareholders of the Fund vote against Proposal I and for Proposal II, McGinn will not serve as investment sub-adviser; rather, McGinn would continue to serve as the investment adviser to the Fund.

The Advisory Agreements

Under the terms of the current investment advisory agreement with McGinn, dated December 13, 2010 (the “Initial Agreement”), McGinn receives an annual fee from the Fund equal to 1.00% of the Fund’s average daily net assets.  For such compensation, McGinn provides guidance and policy direction in connection with its daily management of the Fund’s assets.  McGinn also is responsible for the selection of broker-dealers for executing portfolio transactions, subject to the brokerage policies established by the Trustees.

Subject to shareholder approval, the Trust will enter into the New Agreement with Union Street.  If the New Agreement with Union Street is not approved, the Board of Trustees and McGinn will consider other options, including a new or modified request for shareholder approval of a new investment advisory agreement.

The New Agreement is substantially similar in all materials respects to the Initial Agreement with McGinn, except that it will provide that Union Street may engage the services of a sub-adviser, and the date of its execution, effectiveness, and termination are changed.

The New Agreement will become effective upon approval by the shareholders of the Fund.  The New Agreement provides that it will continue in force for an initial period of two years, and from year to year thereafter, but only so long as its continuance is approved at least annually by the Trustees at a meeting called for that purpose or by the vote of a majority of the outstanding shares of the Trust.  The New Agreement automatically terminates on assignment and is terminable upon notice by the Fund.  In addition, the New Agreement may be terminated on not more than 60 days’ notice by Union Street given to the Fund.  In the event Union Street ceases to manage the Fund, the right of the Fund to use the identifying name of “Union Street” may be withdrawn.

The New Agreement, like the Initial Agreement, provides that Union Street shall not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith or negligence on the part of Union Street in the performance of its obligations and duties.

McGinn has entered into a written expense limitation agreement under which it has agreed to limit the total expenses of the Fund (exclusive of interest, distribution fees pursuant to Rule 12b-1 Plans, taxes, acquired fund fees and expenses, brokerage commissions, extraordinary expenses and dividend expense on short sales) to an annual rate of 1.50% of the average daily net assets of the Class A and Class C Shares of the Fund.  This expense limitation agreement may be terminated by McGinn or the Trust at any time after January 31, 2012.  McGinn may recoup any waived amount from the Fund pursuant to this agreement if such reimbursement does not cause the Fund to exceed existing expense limitations and the expense reimbursement is made within three years after the year in which McGinn incurred the expense.  Union Street has agreed to enter into an agreement with identical terms as the written expense limitation agreement entered into by McGinn.

The New Agreement is attached as Appendix A.  You should read the New Agreement.  The description in this Proxy Statement of the New Agreement is only a summary.

The Board of Trustees, including the Independent Trustees (as defined in the 1940 Act), unanimously approved the Initial Agreement at a meeting on October 13, 2011.  The Fund commenced operations on December 29, 2010.  The Fund has not yet completed a fiscal year of operations.  From the period of its commencement of operations through January 31, 2011, the Fund has not paid McGinn any advisory fees.

Information Concerning Union Street

Union Street is a limited liability company organized under the laws of Delaware and located at 1421 Prince Street, Suite 400 Alexandria, VA 22314 and is registered as an investment adviser with the Securities and Exchange Commission.  Union Street was organized in December, 2010 and, as noted above, is equally owned by McGinn and Shawn P. McLaughlin.  The names, titles, addresses, and principal occupations of the officers and directors of Union Street are set forth below:

Name and Address*:	Title:	Principal Occupation:
Bernard F. McGinn	Managing Member	Financial Adviser/Executive
Shawn P. McLaughlin	Managing Member	Financial Adviser/Executive

* Each person’s address is in care of Union Street, 201 North Union Street, Suite 100, Alexandria, Virginia 22314.

Evaluation by the Board of Trustees

At a meeting of the Board of Trustees on February 15, 2011, the Board, including the Independent Trustees, deliberated whether to approve the New Agreement with Union Street.

In determining to approve the New Agreement, the Trustees considered written materials provided by Union Street that had been provided to the Board prior to the meeting.  The Board reflected on its discussions with Mr. McGinn regarding the proposed New Agreement, the expense limitation agreement and the manner in which the Fund was to be managed.  The Board considered items, which included, among other things, a memorandum from Counsel addressing the duties of Trustees regarding the approval of the proposed New Agreement, a letter from Counsel to Union Street and Union Street’s responses to that letter, a copy of Union Street’s financial statements, a copy of Union Street’s Form ADV, a fee comparison analysis for the Fund and comparable mutual funds, and the New Agreement and Expense Limitation Agreement.

In their consideration of the proposed New Agreement, the Board, including the Independent Trustees, did not identify any single factor as controlling, and the following summary does not detail all the matters considered.

In deciding whether to approve the agreement, the Trustees considered numerous factors, including:

(i)
The nature, extent, and quality of the services to be provided by Union Street. In this regard, the Board considered the responsibilities Union Street would have under the New Agreement. The Board reviewed the services to be provided by Union Street to the Fund, including, without limitation: Union Street’s procedures for formulating investment recommendations and assuring compliance with the Fund’s investment objectives and limitations; the efforts of Union Street during the Fund’s initial several years of operation, its coordination of services for the Fund among its service providers, and the anticipated efforts to promote the Fund, grow its assets, and assist in the distribution of Fund shares. The Board considered: Union Street’s staffing, personnel, and methods of operating; the education and experience of Union Street’s personnel; and Union Street’s compliance program, policies, and procedures.  The Board considered each of the foregoing as it relates to the owners of Union Street.  After reviewing the foregoing and further information from Union Street (e.g., its compliance programs and Form ADV), the Board concluded that the quality, extent, and nature of the services to be provided by Union Street were satisfactory and adequate for the Fund.

(ii)
Investment Performance of the Fund and Union Street.  The Board noted the Fund had only recently commenced operations and did not have investment performance information to review.  The Board noted that the Fund would be the first client of Union Street.

(iii)
The costs of the services to be provided and profits to be realized by Union Street from the relationship with the Fund.  In this regard, the Board considered: the financial condition of Union Street and the level of commitment to the Fund and Union Street by the principals of Union Street; and the projected asset levels of the Fund.  The Board also considered potential benefits for Union Street in managing the Fund.  The Board compared the expected fees and expenses of the Fund (including the management fee) to other funds comparable to the Fund in terms of the type of fund, the style of investment management, the anticipated size of fund and the nature of the investment strategy and markets invested in, among other factors. The Board determined that the Fund’s anticipated expense ratio, in light of the contractual Expense Limitation Agreement, and the management fees were generally comparable to those of similar funds. Following this comparison and upon further consideration and discussion of the foregoing, the Board concluded that the fees to be paid to Union Street by the Fund were fair and reasonable.

(iv)
The extent to which economies of scale would be realized as the Fund grows and whether advisory fee levels reflect these economies of scale for the benefit of the Fund’s investors.  In this regard, the Board considered the Fund’s fee arrangements with Union Street.  The Board noted that the management fee would stay the same as asset levels increased, although it also noted that the shareholders of the Fund would benefit from the Expense Limitation Agreement until the Fund’s expenses fell below the expense cap. The Board also noted that the Fund would benefit from economies of scale under its agreements with service providers other than Union Street.  Following further discussion of the Fund’s projected asset levels, expectations for growth, and levels of fees, the Board determined that the Fund’s fee arrangements with Union Street were fair and reasonable and reasonable in relation to the nature and quality of the services to be provided by Union Street.

(v)
Brokerage and portfolio transactions.  In regard to brokerage and portfolio transactions, the Board considered Union Street’s standards for seeking best execution and the relevancy of those standards to the strategies that would be employed in managing the Fund.  After further review, the Board determined that Union Street’s practices regarding brokerage and portfolio transactions were satisfactory.

(vi)
Possible conflicts of interest.  In evaluating the possibility for conflicts of interest, the Board considered such matters as: the experience and ability of the advisory personnel assigned to the Fund; the basis of decisions to buy or sell securities for the Fund; the method for bunching of portfolio securities transactions; the substance and administration of Union Street’s code of ethics and other relevant policies described in Union Street’s Form ADV. Following further consideration and discussion, the Board indicated that Union Street’s standards and practices relating to the identification and mitigation of potential conflicts of interest were satisfactory.

Having requested and received such information from Union Street as the Board believed to be reasonably necessary to evaluate the terms of the New Agreement, the Board, including the Independent Trustees, determined that the proposed New Agreement is in the best interests of the Fund and its shareholders.  Accordingly, the Board of Trustees, by separate vote of the Independent Trustees and the entire Board of Trustees, unanimously approved the New Agreement and voted to recommend it to shareholders for approval.

Accordingly, the Board of Trustees of the Trust, including the Independent Trustees, unanimously recommends that shareholders of the Fund vote “FOR” approval of the New Agreement.

PROPOSAL II

APPROVAL OF A SUB-ADVISORY AGREEMENT BETWEEN UNION STREET PARTNERS, LLC AND MCGINN INVESTMENT MANAGEMENT, INC.

Background

The purpose of proposal II is to approve McGinn Investment Management, Inc. (“McGinn”), the current investment adviser for the Fund, to serve as an investment sub-adviser to the Fund.  The rationale for the change from investment adviser to sub-adviser and for the appointment of Union Street Partners, LLC (“Union Street”) as investment adviser to the Fund is discussed under the “Background” section of Proposal I above.

Shareholders are being asked to approve an investment sub-advisory agreement between Union Street and McGinn with respect to the Fund (the “Sub-Advisory Agreement”).  Approval of the Sub-Advisory Agreement will not raise the overall advisory fees paid by the Fund or the Fund’s shareholders.  McGinn, as sub-adviser to the Fund, would receive its fee from Union Street out of its management fee from the Fund.  Under the Sub-Advisory Agreement, McGinn will provide substantially the same advisory services as it has been providing the Fund pursuant to the Initial Agreement and since the Fund’s commencement of operations on December 29, 2010.

McGinn is a privately-held investment advisory firm located at 201 North Union Street, Suite 100, Alexandria, Virginia 22314 and is registered as an investment adviser with the Securities and Exchange Commission.  McGinn currently provides investment advisory services to high net worth individuals and pension and profit sharing plans and as of January 31, 2011, had $49.8 million in assets under management.

In order for McGinn to act as investment sub-adviser to the Fund, McGinn must enter into an investment sub-advisory agreement with Union Street on behalf of the Fund.  The 1940 Act requires that management agreements, including sub-advisory agreements, be approved by a vote of a majority of the outstanding shares of the Fund.  Therefore, shareholders are being asked to approve the proposed Sub-Advisory Agreement with McGinn.

At a meeting on February 15, 2011, the Trustees approved the Sub-Advisory Agreement for the Fund subject to shareholder approval.

Proposal II is contingent on the approval of Proposal I described above.  Should shareholders of the Fund vote against Proposal I and for Proposal II, McGinn will not serve as investment sub-adviser to the Fund and the Board of Trustees will then consider appropriate options for the Fund.

The Sub-Advisory Agreement

Under the terms of the Sub-Advisory Agreement, McGinn will assist the investment adviser in managing the investment and reinvestment of the assets of the Fund, and will continuously review, supervise, and administer the investment program of the Fund, and determine the securities to be purchased and sold.  McGinn will be paid by Union Street, as investment adviser to the Fund, for its services under the Sub-Advisory Agreement.

Subject to shareholder approval, the Trust will enter into the Sub-Advisory Agreement with McGinn.  If the Sub-Advisory Agreement with McGinn is not approved, McGinn will continue to serve as the investment adviser to the Fund.

The Sub-Advisory Agreement will become effective upon approval by the shareholders of the Fund.  The Sub-Advisory Agreement provides that it will continue in force for an initial period of two years, and from year to year thereafter, but only so long as its continuance is approved at least annually by the Trustees at a meeting called for that purpose or by the vote of a majority of the outstanding shares of the Trust.  The Sub-Advisory Agreement automatically terminates on assignment and is terminable upon notice by the Fund.  In addition, the Sub-Advisory Agreement may be terminated on not more than 60 days’ notice by McGinn given to the Fund.  If approved by Shareholders, the effective date of the Sub-Advisory Agreement would be March 31, 2011.

The Sub-Advisory Agreement provides that McGinn shall not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith or negligence on the part of McGinn in the performance of its obligations and duties.

The Sub-Advisory Agreement is attached as Appendix B.  You should read the Sub-Advisory Agreement.  The description in this Proxy Statement of the Sub-Advisory Agreement is only a summary.

Information Concerning McGinn

McGinn is a Delaware corporation located at 201 North Union Street, Suite 100, Alexandria, Virginia 22314 and is registered as an investment adviser with the Securities and Exchange Commission.  McGinn was organized in 1991 and is majority owned by Mr. Bernard F. McGinn.  The names, titles, addresses, and principal occupations of the officers and directors of McGinn are set forth below:

Name and Address*:	Title:	Principal Occupation:
Paul G. Pizzani	Director	Private Equity Manager
Bernard F. McGinn	President	Investment Adviser
Alicia F. Broehl	Chief Compliance Officer	Compliance

* Each person’s address is in care of McGinn, 201 North Union Street, Suite 100, Alexandria, Virginia 22314.

Evaluation by the Board of Trustees

At a meeting of the Board of Trustees on February 15, 2011, the Board, including the Independent Trustees, deliberated whether to approve the Sub-Advisory Agreement with McGinn.

In determining to approve the Sub-Advisory Agreement, the Trustees considered written materials provided by McGinn that had been provided to the Board prior to the meeting.  The Board reflected on its discussions with Mr. McGinn regarding the proposed Sub-Advisory Agreement and the manner in which the Fund was to be managed.  The Board considered items, which included, among other things, a memorandum from Counsel addressing the duties of Trustees regarding the approval of the proposed Sub-Advisory Agreement, a letter from Counsel to McGinn and McGinn’s responses to that letter, a copy of McGinn’s financial statements, and a copy of McGinn’s Form ADV.

In their consideration of the proposed Sub-Advisory Agreement, the Board, including the Independent Trustees, did not identify any single factor as controlling, and the following summary does not detail all the matters considered.

In deciding whether to approve the agreements, the Trustees considered numerous factors, including:

(i)
The nature, extent, and quality of the services to be provided by the Sub-Adviser. In this regard, the Board considered the responsibilities McGinn would have under the Sub-Advisory Agreement. The Board reviewed the services to be provided by McGinn to the Fund including, without limitation: McGinn’s procedures for formulating investment recommendations and assuring compliance with the Fund’s investment objectives and limitations. The Board considered: McGinn’s staffing, personnel, and methods of operating; the education and experience of McGinn’s personnel; and compliance program, policies, and procedures.  The Board also considered the services McGinn provided to the Fund in its role as investment adviser since the Fund’s commencement of operations.  After reviewing the foregoing and further information from McGinn (e.g., the compliance programs and Form ADV), the Board concluded that the quality, extent, and nature of the services to be provided by the McGinn were satisfactory and adequate for the Fund.

(ii)
Investment Performance of the Fund and McGinn.  The Board noted that while the Fund had only recently commenced operations and thus did not have investment performance information to review that the Board could consider the investment performance of McGinn.  In considering the investment performance of McGinn, the Board considered the performance record of other accounts of McGinn having a similar investment mandate to that of the Fund.  After reviewing and discussing McGinn’s experience managing accounts with a similar mandate and other relevant factors, the Board concluded, in light of the foregoing factors, that the investment performance of McGinn was satisfactory.

(iii)
The costs of the services to be provided and profits to be realized by McGinn from the relationship with the Fund.  In this regard, the Board considered: the financial condition of McGinn.  The Board considered potential benefits for McGinn in managing the Fund.  The Board considered the costs of the services provided by McGinn and the expense ratio of the Fund.  The Board determined that the expense ratio was generally comparable to those of similar funds.

(iv)
The extent to which economies of scale would be realized as the Fund grows and whether advisory fee levels reflect these economies of scale for the benefit of the Fund’s investors.  In this regard, the Board considered the Fund’s fee arrangements with Union Street and McGinn.  The Board noted that the sub-advisory fee levels would stay the same as asset levels increased, although it also noted that the shareholders of the Fund would benefit from the expense limitation agreement with Union Street until the Fund’s expenses fell below the expense cap. The Board also noted that the Fund would benefit from economies of scale under its agreements with service providers other than Union Street and McGinn.  Following further discussion of the Fund’s projected asset levels, expectations for growth, and levels of fees, the Board determined that the Fund’s fee arrangements with Union Street, who in turn pays McGinn, were fair and reasonable and reasonable in relation to the nature and quality of the services to be provided by McGinn.

(v)
Brokerage and portfolio transactions.  In regard to brokerage and portfolio transactions, the Board considered McGinn’s standards for seeking best execution and the relevancy of those standards to the strategies that would be employed in managing the Fund.  After further review, the Board determined that McGinn’s practices regarding brokerage and portfolio transactions were satisfactory.

(vi)
Possible conflicts of interest.  In evaluating the possibility for conflicts of interest, the Board considered such matters as: the experience and ability of the advisory personnel assigned to the Fund; the basis of decisions to buy or sell securities for the Fund and/or McGinn’s other accounts; the method for bunching of portfolio securities transactions; the substance and administration of McGinn’s code of ethics and other relevant policies described in McGinn’s Form ADV. Following further consideration and discussion, the Board indicated that McGinn’s standards and practices relating to the identification and mitigation of potential conflicts of interest were satisfactory.

Having requested and received such information from McGinn as the Board believed to be reasonably necessary to evaluate the terms of the Sub-Advisory Agreement, the Board, including the Independent Trustees, determined that the proposed Sub-Advisory Agreement is in the best interests of the Fund and its shareholders.  Accordingly, the Board of Trustees, by separate vote of the Independent Trustees and the entire Board of Trustees, unanimously approved the Sub-Advisory Agreement and voted to recommend it to shareholders for approval.

Accordingly, the Board of Trustees of the Trust, including the Independent Trustees, unanimously recommends that shareholders of the Fund vote “FOR” approval of the Sub-Advisory Agreement.

OTHER INFORMATION

Operation of the Fund

The Fund is a series of the World Funds Trust, an open-end investment management company organized as a Delaware statutory trust.  The Trust’s principal executive offices are located at 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235.  The Board of Trustees supervises the business activities of the Fund.

Service Providers

Commonwealth Shareholder Services, Inc. serves as the Trust's administrator.  Commonwealth Fund Services, Inc. serves as the Trust's transfer agent.  First Dominion Capital Corp. serves as the Trust's distributor and principal underwriter.  Each is located at 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235.

Proposals of Shareholders

As a Delaware statutory trust, the Trust is not required to hold annual shareholder meetings, but will hold special meetings as required or deemed desirable. Since the Trust does not hold regular meetings of shareholders, the anticipated date of the next shareholders meeting cannot be provided. Shareholders who wish to present a proposal for action at a future meeting should submit a written proposal to the Trust for inclusion in a future proxy statement.

Other Matters to Come Before the Special Meeting

The Trust is not aware of any matters that will be presented for action at the Special Meeting other than the matters set forth herein.  Should any other matters requiring a vote of shareholders arise, the proxy in the accompanying form will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote the shares as to any such other matters in accordance with their best judgment in the interest of the Trust.

Householding

As permitted by law, only one copy of this Proxy Statement is being delivered to shareholders residing at the same address, unless such shareholders have notified the Trust of their desire to receive multiple copies of the reports and proxy statements the Trust sends.  If you would like to receive an additional copy, please contact the Trust by writing to 8730 Stony Point Parkway, Suite 205, Richmond, VA 23235 or by calling 1-800-673-0550.  The Trust will then promptly deliver a separate copy of the Proxy Statement to any shareholder residing at an address to which only one copy was mailed.  Shareholders wishing to receive separate copies of the Trust's reports and proxy statements in the future, and shareholders sharing an address that wish to receive a single copy if they are receiving multiple copies should also direct requests as indicated.

Voting by Proxy

The simplest and quickest way for you to vote is to complete, sign and date the enclosed proxy card and mail it back to the Trust in the envelope provided, or fax it back to the Trust at 804-330-5809.  The Trust urges you to fill out and return your proxy card even if you plan to attend the Special Meeting.  Returning your proxy card will not affect your right to attend the Special Meeting and vote.

The Trust has named John Pasco, III and Karen M. Shupe as proxies, and their names appear on your proxy card(s).  By signing your proxy card and returning it, you are appointing those persons to vote for you at the Special Meeting.  If you properly fill in your proxy card and return it to the Trust in time to vote, one of the appointed proxies will vote your shares as you have directed.  If you sign and return your proxy card, but do not make specific choices, one of the appointed proxies will vote your shares on the proposals as recommended by the Trust’s Board of Trustees.

If an additional matter is presented for vote at the Special Meeting, one of the appointed proxies will vote in accordance with his/her best judgment.  At the time this Proxy Statement was printed, the Trust was not aware of any other matter that needed to be acted upon at the Special Meeting other than the proposals discussed in this Proxy Statement.

If you appoint a proxy by signing and returning your proxy card, you can revoke that appointment at any time before it is exercised.  You can revoke your proxy by sending in another proxy with a later date, by notifying the Trust’s Secretary in writing, that you have revoked your proxy prior to the Special Meeting, at the following address:  Ms. Lauren Jones, 8730 Stony Point Parkway, Suite 205, Richmond, VA  23235, or by attending the Special Meeting and voting in person.

Voting in Person

If you attend the meeting and wish to vote in person, you will be given a ballot when you arrive.  If you have already voted by proxy and wish to vote in person instead, you will be given an opportunity to do so during the Special Meeting.  If you attend the Special Meeting, but your shares are held in the name of your broker, bank or other nominee, you must bring with you a letter from that nominee stating that you are the beneficial owner of the shares on the Record Date and authorizing you to vote.

Voting Securities and Required Vote

As of the Record Date, there were 128,942 shares of beneficial interest of the Fund issued and outstanding.

All shareholders of record of the Fund on the Record Date are entitled to vote at the Special Meeting on Proposal I and II.  Each shareholder is entitled to one (1) vote per share held, and fractional votes for fractional shares held, on any matter submitted to a vote at the Special Meeting.

The presence, in person or represented by proxy, of the holders of thirty-three and one-third percent (33-13/%) of the at least one-third of the outstanding shares of the Fund and entitled to vote at the Special Meeting constitutes a quorum for the Special Meeting.  An affirmative vote of the holders of a majority of the outstanding shares of the Fund is required for the approval of the proposed Advisory Agreement and the proposed Sub-Advisory Agreement.  As defined in the 1940 Act, a vote of the holders of a majority of the outstanding shares of a Fund means the vote of (1) 67% or more of the voting shares of the Fund present at the meeting, if the holders of more than 50% of the outstanding shares of the Fund are present in person or represented by proxy, or (2) more than 50% of the outstanding voting shares of the Fund, whichever is less.

Broker “non-votes” (that is, shares held by brokers or nominees as to which (a) instructions have not been received from the beneficial owner or other persons entitled to vote and (b) the broker or nominee does not have discretionary power to vote on a particular matter) will be counted for purposes of determining the presence of a quorum.  If you mark “abstain” on your proxy card with respect to a Proposal, your vote will have the effect of a “no” vote for purposes of obtaining the requisite approval of the Proposal.  Broker “non-votes” will also have the effect of a “no” vote for purposes of obtaining the requisite approval of a Proposal.

Adjournments

In the event that a quorum is not present at the Special Meeting, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies.  Any such adjournment will require the affirmative vote of a majority of those shares represented at the Special Meeting in person or by proxy and entitled to vote at the Special Meeting.  Signed proxies that have been returned to the Trust without any indication of how the shareholder wished to vote will be voted in favor of the proposal to adjourn the Special Meeting.

Costs of the Special Meeting

The costs of the Special Meeting, proxy solicitation and any adjournments, estimated to be approximately $20,000, will be paid by Union Street.  The Fund will incur no costs in connection with the Special Meeting.

Security Ownership of Management and Certain Beneficial Owners

To the best knowledge of the Trust, except as listed below, there were no Trustees or officers of the Trust or other shareholders who were the beneficial owners of more than 5% of the outstanding shares of the Fund on the Record Date. As of the Record Date, the Trust knows of no other person (including any “group” as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended) that beneficially owns more than 5% of the outstanding shares of the Fund.

The record owners of more than 5% of the outstanding shares of the Fund are listed in the following table.

Name and Address	Number of Shares Owned	Percentage Held
Catherine S. Garigan P.O. Box 2052 Jersey City, NJ 07303	24,240	18.80%
IRA FBO C S Taylor B P.O. Box 2052 Jersey City, NJ 07303	23,729	18.40%
Jennifer Hollings P.O. Box 2052 Jersey City, NJ 07303	7,163	5.56%
IRA FBO Stanley I. P.O. Box 2052 Jersey City, NJ 07303	6,983	5.42%

Shareholders owning more than 25% of the shares of the Fund are considered to “control” the Fund, as that term is defined under the 1940 Act.  Persons controlling the Fund can determine the outcome of any proposal submitted to the shareholders for approval.  As a group, the Trustees and officers of the Trust owned less than 1% of the outstanding shares of the Fund as of the Record Date.  As a result, the Trustees and officers as a group are not deemed to control the Fund.

Appendix A

INVESTMENT ADVISORY AGREEMENT

Investment Advisory Agreement (the "Agreement") dated this __ day of _____, 2011 by and between the World Funds Trust, a Delaware statutory trust (herein called the "Trust"), and Union Street Partners, LLC, a Delaware limited liability company (the "Adviser") and a registered investment adviser under the Investment Advisers Act of 1940, as amended.

WHEREAS, the Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), consisting of one or more series of shares, each having its own investment policies and each with one or more separate classes of shares; and

WHEREAS, the Trust desires to retain the Adviser to furnish investment advisory and management services to Union Street Partners Value Fund, a series of the Trust, subject to the control of the Trust's Board of Trustees (the "Board" or the "Trustees"), and the Adviser is willing to so furnish such services;

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, and intending to be bound, it is agreed between the parties hereto as follows:

1.
Appointment.  The Trust hereby appoints the Adviser to act as the Adviser to the series of the Trust listed in Schedule A (each a "Fund") for the period and on the terms set forth in this Agreement. The Adviser accepts such appointment and agrees to furnish the services herein set forth, for the compensation herein provided.

2.	Duties of the Adviser.

a.
The Trust employs the Adviser to manage the investments and reinvestment of the assets of each Fund, and to continuously review, supervise, and administer the investment program of each Fund, to determine in its discretion the securities to be purchased or sold, to provide the Trust and Commonwealth Shareholder Services, Inc. (the Administrator") with records concerning the Adviser's activities which the Trust is required to maintain, and to render regular reports to the Trust's officers and Board and to the Administrator, concerning the Adviser's discharge of the foregoing responsibilities.

b.
The Adviser shall discharge the foregoing responsibilities subject to the control of the Board and in compliance with such policies as the Board may from time to time establish, and in compliance with the objectives, policies, and limitations for each Fund as set forth in its prospectus and statement of additional information, as amended from time to time, and applicable laws and regulations.

c.	The Trust will instruct each of its agents and contractors to cooperate in the conduct of the business of each Fund.

d.
The Adviser accepts such employment and agrees, at its own expense, to render the services and to provide the office space, furnishings, and equipment and the personnel required by it to perform the services on the terms and for the compensation provided herein.

e.
Any of the duties, responsibilities and obligations of the Adviser specified in this Section 2 and throughout the remainder of the Agreement with respect to the Fund may be delegated by the Adviser, at the Adviser’s expense, to an appropriate party (a “Sub-Adviser”), subject to such approval by the Board and the shareholders of the Fund to the extent required by the 1940 Act.  The Adviser shall oversee the performance of delegated duties by any Sub-Adviser and shall furnish the Board with periodic reports concerning the performance of the delegated responsibilities by such Sub-Adviser.  The retention of a Sub-Adviser by the Adviser pursuant to this Paragraph (2)(e) shall in no way reduce the responsibilities and obligations of the Adviser under this Agreement and the Adviser shall be responsible to the Trust for all acts or omissions of any Sub-Adviser party in connection with the performance of the Adviser’s duties under this Agreement.  Insofar as the provisions of this Agreement impose any restrictions, conditions, limitations or requirements on the Adviser, the Adviser shall take measures through its contract with, or its oversight of, the Sub-Adviser that attempt to impose similar (insofar as the circumstances may require) restrictions, conditions, limitations or requirements on the Sub-Adviser.

3.	Fund Transactions.

a.
The Adviser is authorized to select the brokers and dealers that will execute the purchases and sales of Fund securities for each Fund and is directed to use its best efforts to obtain the best price and execution for each Fund's transactions in accordance with the policies of the Trust as set forth from time to time in each Fund's prospectus and statement of additional information. The Adviser will promptly communicate to the Trust and to the Administrator such information relating to Fund transactions as they may reasonably request.

b.
It is understood that the Adviser will not be deemed to have acted unlawfully, or to have breached a fiduciary duty to the Trust or be in breach of any obligation owing to the Trust under this Agreement, or otherwise, by reason of its having directed a securities transaction on behalf of the Trust to an unaffiliated broker-dealer in compliance with the provisions of Section 28(e) of the Securities Exchange Act of 1934 or as described from time to time by each Fund's prospectus and statement of additional information. Subject to the foregoing, the Adviser may direct any transaction of each Fund to a broker which is affiliated with the Adviser in accordance with, and subject to, the policies and procedures approved by the Board pursuant to Rule 17e-1 under the 1940 Act.  Such brokerage services are not deemed to be provided under this Agreement.

4.	Compensation of the Adviser.

a.
For the services to be rendered by the Adviser under this Agreement, each Fund shall pay to the Adviser, and the Adviser will accept as full compensation, a fee accrued daily at the annual rates, listed in Schedule A, on the average net assets of each Fund and paid monthly.

b.	All rights of compensation under this Agreement for services performed as of the termination date shall survive the termination of this Agreement.

5.
Expenses.  During the term of this Agreement, the Adviser will pay all expenses incurred by it in connection with the management of each Fund.  Notwithstanding the foregoing, each Fund shall pay the expenses and costs of each Fund for the following:

a.	Taxes;

b.	Brokerage fees and commissions with regard to Fund transactions;

c.	Interest charges, fees and expenses of the custodian of the securities;

d.	Fees and expenses of the Trust's transfer agent and the Administrator;

e.	Its proportionate share of auditing and legal expenses;

f.	Its proportionate share of the cost of maintenance of corporate existence;

g.	Its proportionate share of compensation of the Trustees who are not interested persons of the Adviser as that term is defined by the 1940 Act;

h.	Its proportionate share of the costs of corporate meetings;

i.	Federal and State registration fees and expenses incident to the sale of shares of each Fund;

j.	Costs of printing and mailing prospectuses for each Fund's shares, Fund reports and notices to existing shareholders;

k.	The advisory fee payable to the Adviser, as provided in paragraph 5 herein;

l.	Costs of recordkeeping (other than investment records required to be maintained by the Adviser) and daily pricing;

m.	Distribution expenses in accordance with any Distribution Plan as and if approved by the shareholders of each Fund; and

n.
Expenses and taxes incident to the failure of each Fund to qualify as a regulated investment company under the provisions of the Internal Revenue Code of 1986, as amended, unless such expenses and/or taxes arise from the negligence of another party.

6.
Reports.  The Trust and the Adviser agree to furnish to each other, if applicable, current information required for the preparation by such parties of prospectuses, statements of additional information, proxy statements, reports to shareholders, certified copies of their financial statements, and to furnish to each other such other information and documents with regard to their affairs as each may reasonably request.

7.
Status of the Adviser.  The services of the Adviser to the Trust are not to be deemed exclusive, and the Adviser shall be free to render similar services to others so long as its services to the Trust are not impaired thereby.  Pursuant to comparable agreements, the Trust may also retain the services of the Adviser to serve as the investment adviser to other series of the Trust.

8.
Books and Records.  In compliance with the requirements of the 1940 Act, the Adviser hereby agrees that all records which it maintains for the Trust are the property of the Trust, and further agrees to surrender promptly to the Trust any of such records upon the Trust's request. The Adviser further agrees to preserve for the periods prescribed by the 1940 Act, and the rules or orders thereunder, the records required to be maintained by the 1940 Act.

9.
Limitation of Liability of Adviser.  The duties of the Adviser shall be confined to those expressly set forth herein, and no implied duties are assumed by or may be asserted against the Adviser hereunder. The Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the performance of this Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or negligence on the part of the Adviser in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement. (As used in this Paragraph 10, the term "Adviser" shall include Trustees, officers, employees and other agents of the Adviser as well as the entity itself).

10.
Permissible Interests.  Trustees, agents, and shareholders of the Trust are, or may be interested in the Adviser (or any successor thereof) as Trustees, officers, or shareholders, or otherwise; Trustees, officers, agents, and shareholders of the Adviser are or may be interested in the Trust as Trustees, officers, shareholders or otherwise; and the Adviser (or any successor) is or may be interested in the Trust as a shareholder or otherwise. In addition, brokerage transactions for the Trust may be effected through affiliates of the Adviser if approved by the Trust's Board, subject to the rules and regulations of the U.S. Securities and Exchange Commission, and the policies and procedures adopted by the Trust.

11.
Duration and Termination.  This Agreement shall become effective on the date first above written subject to its approval by the shareholders of each Fund and unless sooner terminated as provided herein, shall continue in effect for two (2) years from that date. Thereafter, this Agreement shall be renewable for successive periods of one year each, provided such continuance is specifically approved annually (a) by the vote of a majority of those members of the Trust's Board who are not parties to this Agreement or interested persons of any such party (as that term is defined in the 1940 Act), cast in person at a meeting called for the purpose of voting on such approval, and (b) by vote of either the Board or of a majority of the outstanding voting securities (as that term is defined in the 1940 Act) of each Fund. Notwithstanding the foregoing, this Agreement may be terminated by each Fund or by the Trust at any time on sixty (60) days' written notice, without the payment of any penalty, provided that termination must be authorized either by vote of the Board or by vote of a majority of the outstanding voting securities of each Fund or by the Adviser on sixty (60) days' written notice. This Agreement will automatically terminate in the event of its assignment (as that term is defined in the 1940 Act).

12.
Amendment of this Agreement.  No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. No material amendment of this Agreement shall be effective until approved by vote of the holders of a majority of each Fund's outstanding voting securities (as defined in the 1940 Act).

13.
Notice.  Any notice required or permitted to be given by either party to the other shall be deemed sufficient if sent by registered or certified mail, postage prepaid, addressed by the party giving notice to the other party at the address stated below, or at such other address as either party may advise in writing:

a.	To the Trust at: 8730 Stony Point Parkway Suite 205, Richmond, Virginia 23235

b.	To the Adviser at: 201 N. Union Street, Alexandria, Virginia 22314

14.
Miscellaneous.  The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of the Agreement shall not be affected thereby. This Agreement shall be binding and shall inure to the benefit of the parties hereto and their respective successors.

15.
Applicable Law.  This Agreement shall be construed in accordance with, and governed by, the laws of the Commonwealth of Virginia, and the applicable provisions of the 1940 Act. To the extent that the applicable laws of the Commonwealth of Virginia, or any of the provisions herein, conflict with the applicable provisions of the 1940 Act, the latter shall control.

16.	Entire Agreement. This Agreement consists of the entire agreement of the parties with respect to the subject matter hereof and supersedes all prior writings and understandings related thereto.

17.
Counterparts.  This Agreement may be executed in two or more counterparts, each of which, when so executed, shall be deemed to be an original, but such counterparts shall together constitute but one and the same instrument.

A-

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

UNION STREET PARTNERS, LLC

BY:   _______________

[TITLE]

WORLD FUNDS TRUST

BY:  ______________

[TITLE]

SCHEDULE A TO

ADVISORY AGREEMENT

BY AND BETWEEN

UNION STREET PARTNERS, LLC

AND WORLD FUNDS TRUST

For the services to be rendered by the Adviser under this Agreement, each Fund shall pay to the Adviser, and the Adviser will accept as full compensation, a fee accrued daily at the annual rates, listed in the table below, on the average net assets of each Fund and paid monthly:

Fund                                                                               Annual Rate

Union Street Partners Value Fund                                                                           1.00%

A-

Appendix B

SUB-ADVISORY AGREEMENT

Investment Sub-Advisory Agreement (the "Agreement") dated this ______ day of ______, 2011 by and between Union Street Partners, LLC, a ______ limited liability company (the "Adviser"), a registered investment adviser under the Investment Advisers Act of 1940, as amended, and McGinn Investment Management, Inc. (the "Sub-Adviser"), a registered investment adviser under the Investment Advisers Act of 1940, as amended.

WHEREAS, The World Funds Trust. (the "Trust") is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and consists of one or more series of shares, each having its own investment objective and policies and each with one or more separate classes of shares;

WHEREAS, the Trust has retained the Adviser to furnish investment advisory and management services to the Union Street Partners Value Fund, a series of the Trust (the "Fund"), subject to the control of the Trust's Board of Trustees (the “Board” or the “Trustees”), and the Adviser is willing to so furnish such services; and

WHEREAS, the Adviser desires to retain the Sub-Adviser to assist it in furnishing investment advisory and management services to the Fund, subject to the control of the Adviser, and the Sub-Adviser is willing to so furnish such services;

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, and intending to be bound, it is agreed between the parties hereto as follows:

1.
Appointment.  The Adviser, as permitted by the investment advisory agreement by and between the Trust and the Adviser, hereby appoints the Sub-Adviser to act as the sub-adviser to the Fund for the period and on the terms set forth in this Agreement.  The Sub-Adviser accepts such appointment and agrees to furnish the services herein set forth, for the compensation herein provided.

2.
Duties of the Sub-Adviser.  Subject to the supervision of the Adviser, the Sub-Adviser will assist the Adviser in managing the investment and reinvestment of the assets of the Fund, and will continuously review, supervise, and administer the investment program of the Fund, to determine in its discretion the securities to be purchased or sold, to provide the Trust and Commonwealth Shareholder Services, Inc. (the "Administrator") with records concerning the Sub-Adviser's activities which the Trust is required to maintain, and to render regular reports to the Adviser, the Trust's officers and Board and to the Administrator, concerning the Sub-Adviser's discharge of the foregoing responsibilities.

The Sub-Adviser shall discharge the foregoing responsibilities subject to the control of the Adviser and the Trust's Board and in compliance with such policies as the Board may from time to time establish, and in compliance with the objectives, policies and limitations for the Fund as set forth in the Fund's prospectus and statement of additional information, as amended from time to time, and applicable laws and regulations. The Trust will instruct each of its agents and contractors to cooperate in the conduct of the business of the Fund.

The Sub-Adviser accepts such employment and agrees, at its own expense, to render the services and to provide the office space, furnishings, and equipment and the personnel required by it to perform the services on the terms and for the compensation provided herein.

3.
Portfolio Transactions.  The Sub-Adviser is authorized to select the brokers and dealers that will execute the purchases and sales of portfolio securities for the Fund and is directed to use its best efforts to obtain the best price and execution for the Fund's transactions in accordance with the policies of the Trust as set forth from time to time in the Fund’s prospectus and Statement of Additional Information.  The Sub-Adviser will promptly communicate to the Trust and to the Administrator such information relating to portfolio transactions as they may reasonably request.

It is understood that the Sub-Adviser will not be deemed to have acted unlawfully, or to have breached a fiduciary duty to the Trust or be in breach of any obligation owing to the Trust under this Agreement, or otherwise, by reason of its having directed a securities transaction on behalf of the Trust to an unaffiliated broker-dealer in compliance with the provisions of Section 28(e) of the Securities Exchange Act of 1934 or as described from time to time by the Fund’s prospectus and statement of additional information.  Subject to the foregoing, the Sub-Adviser may direct any transaction of the Fund to a broker which is affiliated with the Adviser or Sub-Adviser in accordance with, and subject to, the policies and procedures approved by the Board pursuant to Rule 17e-1 under the 1940 Act. Such brokerage services are not deemed to be provided under this Agreement.

4.
Compensation of the Sub Adviser.  For the services to be rendered by the Sub-Adviser under this Agreement, the Adviser shall pay to the Sub-Adviser compensation at the rate specified in  Schedule A attached hereto and made a part of this Agreement.  Such compensation shall be paid monthly to the Sub-Adviser and calculated by applying a daily rate, based on the annual percentage rates as specified in the attached Schedule, to the assets. The fee shall be based on the average daily net assets for the month involved.

All rights of compensation under this Agreement for services performed as of the termination date shall survive the termination of this Agreement.

5.
Expenses. During the term of this Agreement, the Sub-Adviser will pay all expenses incurred by it in connection with its activities under this Agreement other than the cost of securities, commodities and other investments (including brokerage commissions and other transaction charges, if any) purchased for the Fund.

6.
Reports.  The Sub-Adviser agrees to furnish to the Adviser and the Trust current information required for the preparation by such parties of prospectuses, statements of additional information, proxy statements, reports to shareholders, certified copies of the Fund's financial statements, and to furnish such other information and documents with regard to its affairs as each may reasonably request.

7.
Status of the Sub-Adviser. The services of the Sub-Adviser to the Adviser and to the Trust are not to be deemed exclusive, and the Sub-Adviser shall be free to render similar services to others so long as its services to the Adviser and to the Trust are not impaired thereby.

Pursuant to comparable agreements, the Adviser and/or the Trust may also retain the services of the Sub-Adviser to serve as the investment adviser or sub-adviser to other series of the Trust.

8.
Books and Records.  In compliance with the requirements of the 1940 Act, the Sub-Adviser hereby agrees that all records which it maintains for the Trust are the property of the Trust, and further agrees to surrender promptly to the Trust any of such records upon the Trust's request.  The Sub-Adviser further agrees to preserve for the periods prescribed by the 1940 Act, and the rules or orders there under, the records required to be maintained by the 1940 Act.

9.
Limitation of Liability of Sub-Adviser.  The duties of the Sub-Adviser shall be confined to those expressly set forth herein, and no implied duties are assumed by or may be asserted against the Sub-Adviser hereunder. The Sub-Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust or the Adviser in connection with the performance of this Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or negligence on the part of the Sub-Adviser in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement (as used in this paragraph 9, the term "Sub-Adviser" shall include directors, officers, employees and other corporate agents of the Sub-Adviser as well as that corporation itself).

10.
Permissible Interest.  Trustees, agents, and shareholders of the Trust or the Adviser are or may be interested in the Sub-Adviser (or any successor thereof) as directors, officers, or shareholders, or otherwise; directors, officers, agents and shareholders of the Sub-Adviser are or may be interested in the Trust or the Adviser as directors, officers, shareholders or otherwise; and the Sub-Adviser (or any successor) is or may be interested in the Trust or the Adviser as a shareholder or otherwise.  In addition, brokerage transactions for the Trust may be effected through affiliates of the Adviser or Sub-Adviser if approved by the Trust's Board of Trustees subject to the rules and regulations of the U.S. Securities and Exchange Commission, and the policies and procedures adopted by the Trust.

11.
Duties and Termination.  This Agreement shall become effective on the date first above written subject to its approval by the shareholders of the Fund and unless sooner terminated as provided herein, shall continue in effect for two (2) years from that date. Thereafter, this Agreement shall be renewable for successive periods of one year each, provided such continuance is specifically approved annually (a) by the vote of a majority of those members of the Trust's Board who are not parties to this Agreement or interested persons of any such party (as that term is defined in the 1940 Act), cast in person at a meeting called for the purpose of voting on such approval, and (b) by vote of either the Board or of a majority of the outstanding voting securities (as that term is defined in the 1940 Act) of the Fund. Notwithstanding the foregoing, this Agreement may be terminated by the Adviser, the Fund or by the Trust at any time on sixty (60) days’ written notice, without the payment of any penalty, provided that termination must be authorized either by vote of the Board or by vote of a majority of the outstanding voting securities of the Fund or by the Sub-Adviser on sixty (60) days written notice.  This Agreement will automatically terminate upon the termination of the Investment Advisory Agreement between the Adviser and the Trust with respect to the Fund. This Agreement will automatically terminate in the event of its assignment (as that term in defined in the 1940 Act).

12.
Amendment of this Agreement.  No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought.  No material amendment of this Agreement shall be effective until approved by vote of the holders of a majority of the Fund's outstanding voting securities (as defined in the 1940 Act).

13.
Notice. Any notice required or permitted to be given by either party to the other shall be deemed sufficient if sent by registered or certified mail, postage prepaid, addressed by the party giving notice to the other party at the address stated below:

(a)      To the Trust at:                                  8730 Stony Point Parkway
Suite 205
Richmond, Virginia 23235

(b)      To the Adviser at:                             Union Street Partners, LLC
201 North Union Street, Suite 100
Alexandria, VA 22314

(c)      To the Sub-Adviser at:                     McGinn Investment Management, Inc.
201 North Union Street, Suite 100
Alexandria, VA 22314

14.
Miscellaneous.  The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.  If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of the Agreement shall not be affected thereby.  This Agreement shall be binding and shall inure to the benefit of the parties hereto and their respective successors.

15.
Applicable Law.  This Agreement shall be construed in accordance with, and governed by, the laws of the Commonwealth of Virginia, and the applicable provisions of the 1940 Act. To the extent that the applicable laws of the Commonwealth of Virginia, or any of the provisions herein, conflict with the applicable provisions of the 1940 Act, the latter shall control.

16.	Entire Agreement. This Agreement consists of the entire agreement of the parties with respect to the subject matter hereof and supersedes all prior writings and understandings relating thereto.

17.
Counterparts.  This Agreement may be executed in two or more counterparts, each of which, when so executed, shall be deemed to be an original, but such counterparts shall together constitute but one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

UNION STREET PARTNERS, LLC

BY:  ___________________________________
[NAME]
[TITLE]

MCGINN INVESTMENT MANAGMENET, INC.

BY: ____________________________________
[NAME]
[TITLE]

SCHEDULE A TO

SUB-ADVISORY AGREEMENT

BY AND BETWEEN

UNION STREET PARTNERS, LLC

AND MCGINN INVESTMENT MANAGEMENT, INC.

For the services to be rendered by the Sub-Adviser under this Agreement, the Adviser shall pay to the Sub-Adviser, and the Sub-Adviser will accept as full compensation, a fee accrued daily at the annual rates, listed in the table below, on the average net assets of each Fund and paid monthly:

Fund                                                                               Annual Rate

Union Street Partners Value Fund                                                                           .50%

B-

PLEASE DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED REPLY ENVELOPE OR CALL THE NUMBER LISTED ON YOUR PROXY CARD.

PLEASE COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY.   NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

B-

WORLD FUNDS TRUST

Union Street Partners Value Fund

8730 Stony Point Parkway, Suite 205

Richmond, VA 23235

Toll Free: 800-673-0550

FORM OF PROXY SOLICITED BY THE BOARD OF TRUSTEES FOR THE

SPECIAL MEETING OF SHAREHOLDERS, TO BE HELD ON

March 31, 2011

The undersigned, revoking previous proxies with respect to the units of beneficial interest in the name of undersigned (the “Shares”), hereby appoints Lori Martin and Karen Shupe as proxies, each with full power of substitution, to vote all of the Shares at the Special Meeting of Shareholders of the Union Street Partners Value Fund (the “Fund”), a series of World Funds Trust (the “Company”) to be held at the offices of the Company’s administrator, Commonwealth Shareholder Services, 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235, at 10:00 am, Eastern Time, on March 31 , 2011, and any adjournments or postponements thereof (the “Meeting”); and the undersigned hereby instructs said proxies to vote:

Proposal 1.	To approve a new investment advisory agreement between the Company, on behalf of the Fund, and Union Street Partners, LLC

____For	____Against	____Abstain

Proposal 2.	To approve a sub-advisory agreement between Union Street Partners, LLC and McGinn Investment Management, Inc.

____For                                           ____Against                                           ____Abstain

This proxy will, when properly executed, be voted as directed herein by the signing shareholder(s).  If no contrary direction is given when the duly executed proxy is returned, this proxy will be voted FOR the foregoing Proposals and will be voted in the appointed proxies’ discretion upon such other business as may properly come before the Meeting.

Your signature(s) acknowledges receipt with this Proxy of a copy of the Notice of Special Meeting and the proxy statement. Your signature(s) on this proxy should be exactly as your name(s) appear on this proxy.  If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, Directors or guardians should indicate the full title and capacity in which they are signing.

Dated:  _____________, 2011

________________________________

Signature of Shareholder

________________________________

Signature (Joint owners)

________________________________

Printed Name of Shareholder(s)

PLEASE DATE, SIGN AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED, POSTAGE-PAID ENVELOPE WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING. YOU MAY VOTE IN PERSON IF YOU ATTEND.